SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 10, 2002


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                                333-77054                            13-3320910
-------------------------------                   ------------             ------------------------------------
(State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
        Incorporation)                            File Number)

                               11 Madison Avenue
                           New York, New York 10010
                  ------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)



       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE
                                              SECURITIES CORP.


                                              By:  /s/ Steve Warjanka
                                                   ----------------------------
                                                   Name:  Steve Warjanka
                                                   Title: Vice President



Dated:  June 10, 2002

                                 Exhibit Index

Exhibit                                                                 Page

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
      Exhibit 5.1)                                                        5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                               5